UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SPDR SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

IMPORTANT SHAREHOLDER UPDATE

The SPDR Series Trust

URGENT PROXY VOTING REQUEST

Dear Shareholder:

We recently mailed you proxy materials regarding the Special Meeting of Shareholders for the funds in the SPDR Series Trust to be held on Thursday, November 20, 2014. These materials describe the proposal and ask for your vote on this important issue. Our records indicate that we have not received your vote. We encourage you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting and avoid additional costs associated with soliciting your vote.

Voting is quick and easy. Please vote now using one of these methods

1.      Call 1-855-520-7712 to Speak with a Live Agent and Vote

For you convenience, you may call our toll free number Monday through Friday (9 A.M. to 6 P.M. EST) to speak with a live agent who can assist in registering your vote.

2.      Vote By Internet

Please visit the website noted on the enclosed proxy voting card and follow the online instructions.

3.      Vote by Mail

Please mail your signed proxy voting card(s) in the postage-paid envelope.

4.      Vote by Touch-Tone Phone

Please call the toll-free number printed on the enclosed proxy voting card and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

PLEASE VOTE YOUR PROXY NOW

The Board of Directors recommends that you vote “FOR” the proposal.

If you have already voted, thank you for your response. If you have any further questions, please contact our Proxy Solicitor, Boston Financial Data Services, toll free at 1-855-520-7712. In addition, all proxy materials are conveniently available online at the website noted on the enclosed proxy voting card. We appreciate your immediate attention. Thank you.

SPDR NOBO

IMPORTANT SHAREHOLDER UPDATE

The SPDR Series Trust

URGENT PROXY VOTING REQUEST

Dear Shareholder:

We recently mailed you proxy materials regarding the Special Meeting of Shareholders for the funds in the SPDR Series Trust to be held on Thursday, November 20, 2014. These materials describe the proposal and ask for your vote on this important issue. Our records indicate that we have not received your vote. We encourage you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting and avoid additional costs associated with soliciting your vote.

Voting is quick and easy. Please vote now using one of these methods

1.      Vote By Internet

Please visit the website noted on the enclosed proxy voting card and follow the online instructions.

2.      Vote by Mail

Please mail your signed proxy voting card(s) in the postage-paid envelope.

3.      Vote by Touch-Tone Phone

Please call the toll-free number printed on the enclosed proxy voting card and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

PLEASE VOTE YOUR PROXY NOW

The Board of Directors recommends that you vote “FOR” the proposal.

If you have already voted, thank you for your response. If you have any further questions, please contact our Proxy Solicitor, Boston Financial Data Services, toll free at 1-855-520-7712. In addition, all proxy materials are conveniently available online at the website noted on the enclosed proxy voting card. We appreciate your immediate attention. Thank you.

SPDR OBO